UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 13, 2022

Central Index Key Number of the issuing entity: 0001912724

Morgan Stanley Capital I Trust 2022-L8

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-02	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement

On April 7, 2022 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the Morgan Stanley Capital I Trust 2022-L8, Commercial Mortgage Pass-Through Certificates, Series 2022-L8 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2022 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Rose Castle Apartments” on Exhibit B to the Pooling and Servicing Agreement (the “Rose Castle Apartments Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Rose Castle Apartments Whole Loan”) that includes the Rose Castle Apartments Mortgage Loan and one or more pari passu notes and/or subordinate promissory notes (the “Companion Loans”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Rose Castle Apartments Whole Loan will be serviced and administered (i) prior to the securitization of the related lead servicing Companion Loan (represented by promissory note A-1), under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related lead servicing Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The lead servicing Companion Loan related to the Rose Castle Apartments Whole Loan was securitized on April 13, 2022 in connection with the issuance of a series of mortgage pass-through certificates entitled BBCMS Mortgage Trust 2022-C15, Commercial Mortgage Pass-Through Certificates, Series 2022-C15. Consequently, the Rose Castle Apartments Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of April 1, 2022 (the “BBCMS 2022-C15 Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “Non-Serviced Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Non-Serviced Special Servicer”), Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The BBCMS 2022-C15 Pooling and Servicing Agreement is attached hereto as Exhibit 4.9.

The servicing terms of the BBCMS 2022-C15 Pooling and Servicing Agreement applicable to the servicing of the Rose Castle Apartments Mortgage Loan will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated March 29, 2022 (the “Prospectus”), and the following:

•	The related Non-Serviced Master Servicer earns a servicing fee with respect to the Rose Castle Apartments Mortgage Loan, that is to be calculated at 0.00125% per annum.
•	The special servicing fee payable to the related Non-Serviced Special Servicer with respect to the Rose Castle Apartments Whole Loan if it is a specially serviced loan under the BBCMS 2022-C15 Pooling and Servicing Agreement will accrue at a rate equal to the greater of (i) 0.25000% per annum; and (ii)

if such rate would result in a special servicing fee that would be less than $5,000 in any given month, such higher per annum rate as would result in a special servicing fee equal to $5,000 for such month with respect to the Rose Castle Apartments Whole Loan.

•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the Rose Castle Apartments Whole Loan if it is a corrected loan thereunder will accrue at a rate equal to 1.00%, provided, further, that if such rate would result in a workout fee less than $25,000, then the Non-Serviced Special Servicer will be entitled to an amount from the final payment on the corrected Rose Castle Apartments Whole Loan that would result in the total workout fees payable to the Non-Serviced Special Servicer in respect of the Rose Castle Apartments Whole Loan being equal to $25,000.
•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the Rose Castle Apartments Whole Loan will accrue at a rate equal to 1.00%; provided that if such rate would result in an aggregate liquidation fee of less than $25,000, then the liquidation fee rate will be equal to the lesser of (i) 3.00% and (ii) such lower rate as would result in an aggregate liquidation fee equal to $25,000.
•	The operating advisor under the BBCMS 2022-C15 Pooling and Servicing Agreement will be entitled to consult with the related Non-Serviced Special Servicer under different circumstances than those under which the operating advisor is entitled to consult with the special servicer under the PSA. In particular, such operating advisor will be entitled to consult on major decisions when the principal balance of the “eligible horizontal residual interest” (as defined under Regulation RR) issued by the BBCMS 2022-C15 securitization trust is 25% or less than the initial balance thereof (taking into account appraisal reduction amounts and collateral deficiency amounts) or the principal balance of the senior-most class of the control eligible certificates issued by the BBCMS 2022-C15 securitization trust is less than 25% of the initial balance thereof (taking into account appraisal reduction amounts and collateral deficiency amounts). In addition, the operating advisor under the BBCMS 2022-C15 Pooling and Servicing Agreement will at any time be entitled to recommend the termination of the BBCMS 2022-C15 special servicer if it determines, in its sole discretion exercised in good faith, that (i) such special servicer is not performing its duties as required under the BBCMS 2022-C15 Pooling and Servicing Agreement or is otherwise not acting in accordance with the related servicing standard and (ii) the replacement of the special servicer would be in the best interest of the BBCMS 2022-C15 certificateholders as a collective whole. Such recommendation would then be subject to confirmation by the BBCMS 2022-C15 certificateholders pursuant to a certificateholder vote.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

4.9	Pooling and Servicing Agreement, dated as of April 1, 2022, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
	Name:	Jane Lam
	Title:	President

Dated: April 13, 2022